                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 April 21, 1998
--------------------------------------------------------------------------------
                        (Date of earliest event reported)

                           Commonwealth Bancorp, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Pennsylvania                                 0-27942                            23-2828883
------------------------------------------------------------------------------------------
(State or other jurisdiction         (Commission File Number)                (IRS Employer
of incorporation)                                                      Identification No.)

2 West Lafayette Street, Norristown, Pennsylvania                       19401
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(Address of principal executive offices)                              (Zip Code)

                                 (610) 251-1600
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              (Registrant's telephone number, including area code)

                                 Not Applicable
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.       OTHER EVENTS

         On April 21, 1998, Commonwealth Bancorp. Inc. (the "Company") reported net income of $3.9 million, or $0.25 per common share, for the first quarter of 1998, compared to $4.7 million, or $0.28 per common share, for the first quarter of 1997. For additional information, reference is made to the Press Release, dated April 21, 1998, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial Statements.

              Not Applicable.

         (b)  Pro Forma Financial Information.

              Not Applicable

         (c)  Exhibits:

              99          Press Release dated April 21, 1998

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    COMMONWEALTH BANCORP, INC.

Date:  April 22, 1998               By:     /s/Charles M. Johnston
                                            ----------------------
                                            Charles M. Johnston
                                            Chief Financial Officer

                   Commonwealth Bancorp, Inc. and Subsidiaries
                        Consolidated Statements of Income
                      (in thousands, except share amounts)

                                                                                     For the Quarter
                                                                                     Ended March 31,
                                                                            --------------------------------
                                                                                1998                1997
                                                                            ------------        ------------
                                                                                      (Unaudited)
Interest income:
  Interest on loans                                                              $25,383             $22,055
  Interest and dividends on deposits and money
     market investments                                                              683                 565
  Interest on investment securities                                                  743               1,014
  Interest on mortgage-backed securities                                          12,270              13,821
                                                                            ------------        ------------
                  Total interest income                                           39,079              37,455

Interest expense:
  Interest on deposits                                                            14,944              13,915
  Interest on notes payable and other borrowings                                   6,620               5,692
                                                                            ------------        ------------
                  Total interest expense                                          21,564              19,607
                                                                            ------------        ------------
                  Net interest income                                             17,515              17,848

Provision for loan losses                                                            500                 300
                                                                            ------------        ------------
                  Net interest income after provision for loan losses             17,015              17,548

Noninterest income:
  Deposit fees and related income                                                  2,051               1,534
  Servicing fees                                                                   1,047               1,202
  Net gain on sale of mortgage loans                                               2,092                 719
  Net loss on sale of foreclosed real estate                                         (32)                (69)
  Other                                                                              848               1,982
                                                                            ------------        ------------
                  Total noninterest income                                         6,006               5,368
                                                                            ------------        ------------
Noninterest expense:
  Compensation and employee benefits                                               8,989               7,938
  Occupancy and office operations                                                  2,600               2,427
  FDIC premium                                                                       193                 (31)
  Advertising and promotion                                                          437                 418
  Amortization of intangible assets                                                1,417               1,578
  Other                                                                            3,735               3,397
                                                                            ------------        ------------
                  Total noninterest expense                                       17,371              15,727
                                                                            ------------        ------------
                  Income before income taxes                                       5,650               7,189

Income tax provision                                                               1,798               2,519
                                                                            ------------        ------------
Net income                                                                        $3,852              $4,670
                                                                            ============        ============
Basic weighted average number of shares outstanding                           14,983,836          16,117,662
                                                                            ============        ============
Basic earnings per share                                                           $0.26               $0.29
                                                                            ============        ============
Diluted weighted average number of shares outstanding                         15,640,878          16,556,570
                                                                            ============        ============
Diluted earnings per share                                                         $0.25               $0.28
                                                                            ============        ============

                   Commonwealth Bancorp, Inc. and Subsidiaries
                           Consolidated Balance Sheets
                      (in thousands, except share amounts)

                                                                                      March 31,         December 31,
                                                                                         1998               1997
                                                                                     -----------        -----------
Assets:                                                                              (Unaudited)
Cash and due from banks                                                                  $38,819            $43,251
Interest-bearing deposits                                                                      -              4,391
Short-term investments available for sale                                                  6,995              6,296
Mortgage loans held for sale                                                              96,655             37,574
Investment securities
   Securities available for sale (cost of $50,945
     and $50,428, respectively), at market value                                          51,834             51,326
Mortgage-backed securities
   Securities held to maturity (market value of $186,661
     and $199,048, respectively), at cost                                                183,708            196,213
   Securities available for sale (cost of $565,161
     and $534,573, respectively), at market value                                        568,583            539,078
Loans receivable, net                                                                  1,314,381          1,259,596
Accrued interest receivable, net                                                          13,794             13,271
FHLB stock, at cost                                                                       14,900             14,175
Premises and equipment, net                                                               17,970             18,590
Intangible assets                                                                         43,826             45,244
Mortgage servicing rights                                                                  8,497              8,039
Other assets, including net deferred taxes of $1,445
   and $482, respectively                                                                 30,455             31,551
                                                                                     -----------        -----------
                            Total assets                                              $2,390,417         $2,268,595
                                                                                     ===========        ===========

Liabilities:
  Deposits                                                                            $1,579,284         $1,552,824
  Notes payable and other borrowings:
     Secured notes due to Federal Home Loan Bank of Pittsburgh                           293,000            213,000
     Securities sold under agreements to repurchase                                      218,076            246,099
  Advances from borrowers for taxes and insurance                                         29,578             24,071
  Accrued interest payable, accrued expenses and other liabilities                        52,335             17,749
                                                                                     -----------        -----------
                            Total liabilities                                          2,172,273          2,053,743
                                                                                     -----------        -----------

Commitments and contingencies

Shareholders' equity:
  Preferred stock, $0.10 par value; 5,000,000 shares
     authorized; none issued                                                                   -                  -
  Common stock, $0.10 par value; 30,000,000 shares authorized;
      18,016,063 shares issued and 16,264,463 outstanding at March 31, 1998;
      17,998,736 shares issued and 16,247,136 outstanding at December 31, 1997             1,802              1,800
  Additional paid-in capital                                                             134,277            133,541
  Retained earnings                                                                      120,205            117,582
  Unearned stock benefit plan compensation                                               (12,260)           (12,900)
  Unrealized gain on marketable securities, net                                            2,803              3,512
  Treasury stock, at cost; 1,751,600 shares at March 31, 1998                            (28,683)           (28,683)
                                                                                     -----------        -----------
                            Total shareholders' equity                                   218,144            214,852
                                                                                     -----------        -----------
                            Total liabilities and shareholders' equity                $2,390,417         $2,268,595
                                                                                     ===========        ===========

                           Commonwealth Bancorp, Inc.
                          Selected Financial Highlights
                  (dollars in thousands, except per share data)


                                                       For the Quarter Ended
                                                 -----------------------------------
BALANCE SHEET DATA:                               March 31, 1998     March 31, 1997
                                                    (Unaudited)       (Unaudited)
                                                 -----------------------------------
Average Loans                                       $1,259,459        $1,105,066
Average Interest-Earning Assets                      2,132,501         2,021,841
Average Assets                                       2,290,597         2,160,499
Average Deposits                                     1,568,469         1,495,072
Average Interest-Bearing Liabilities                 2,027,879         1,896,554
Average Shareholders' Equity                           216,442           223,654


                                                               As of
                                                 -----------------------------------
                                                  March 31, 1998   December 31, 1997
                                                    (Unaudited)
                                                 -----------------------------------
Book Value Per Share                                    $13.41            $13.22
Tangible Book Value Per Share                            10.72             10.44
Non-performing Loans                                     8,868             8,938
Non-performing Assets                                    9,958             9,564


                                                        For the Quarter Ended
                                                 -----------------------------------
OPERATING DATA:                                   March 31, 1998     March 31, 1997
                                                    (Unaudited)       (Unaudited)
                                                 -----------------------------------
Annualized Return on Assets                              0.68%             0.88%
Annualized Return on Equity                              7.22%             8.47%
ComNet - Homestead Mortgage Originations              $294,173           $98,199
Diluted Earnings Per Share                                0.25              0.28


                                                               As of
                                                 -----------------------------------
CAPITAL RATIOS: (a)                               March 31, 1998   December 31, 1997
                                                    (Unaudited)
                                                 -----------------------------------
Core Capital                                              6.5%              6.6%
Risk Based Capital                                       13.3%             13.4%

(a) Represent ratios of Commonwealth Bank.